                                                                    EXHIBIT 10.1


                            THIRD FACILITY AMENDMENT



         THIRD FACILITY AMENDMENT dated as of September 30, 1996 (the "Amendment") among A I M MANAGEMENT GROUP INC., as Seller (the "Seller") and as servicer (the "Servicer") A I M DISTRIBUTORS, INC. (the "Distributor"), CITIBANK, N.A., as purchaser (the "Purchaser") and CITICORP NORTH AMERICA, INC. (the "Program Agent"), as consented and agreed to by A I M ADVISORS, INC. (the "Advisor") and CITIBANK, N.A., as administrative agent under the B Share Collateral Agreement (as defined in the Purchase Agreement defined below) (the "Administrative Agent").

                              W I T N E S S E T H

         WHEREAS, the Purchaser, the Program Agent and the Seller have entered into that certain Purchase and Sale Agreement dated as of May 2, 1995 (as amended and supplemented, the "Purchase Agreement");

         WHEREAS, the Distributor, the Purchaser and the Program Agent have entered into that certain Distributor Undertaking dated as of May 2, 1995 (as amended and supplemented, the "Distributor Undertaking"); and

         WHEREAS, the parties to this Amendment desire to amend the Purchase Agreement, and the Distributor Undertaking in order to, among other things, add each of the AIM Blue Chip Fund and the AIM Capital Development Fund as a "Fund" under the Program Documents;

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto agree as follows:

         Section 1.       Defined Terms

         "Amendment Effective Date" means the later to occur of (i) the day on which the Program Agent shall have executed and delivered one or more counterparts of this Amendment and shall have received one or more counterparts of this Amendment executed by each of the parties hereto, and (ii) the conditions precedent set forth in Section 5 hereof shall have been fulfilled.

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         Unless otherwise defined herein, the capitalized terms used herein shall have the meanings assigned to such terms in the Purchase Agreement.

         Section 2.       Amendments to the Purchase Agreement.

         (a) Section 1.01 of the Purchase Agreement is hereby amended by replacing the definition of "Unamortized Aggregate Purchase Price" set forth therein with the following definition:

         "Unamortized Aggregate Purchase Price" shall mean, in respect of the Purchased Receivables as of any date of determination, an amount equal to the aggregate Purchase Prices paid by the Purchaser under this Agreement in respect of all Purchased Receivables, less the sum of (i) the portions of the aggregate amounts paid by each Company and on behalf of the holders of Shares in respect of Contingent Deferred Sales Charges and Asset Based Sales Charges to the Collection Account relating to Purchased Receivables which have not been conveyed by the Purchaser in connection with a Take-out Transaction for which a Take-out Notice has been executed and which have been allocated and distributed to Citibank pursuant to the documentation entered into in connection with a Take-out Transaction through such date of determination which exceeds the accrued and unpaid Purchaser's Assumed Yield, and (ii) the sum of each Take-out Adjustment Amount in respect of each Take-out Transaction specified in one or more Take-out
         Notices which have been acknowledged by the Seller, the Distributor and the Advisor and returned to the Program Agent on or prior to such date of determination."

         (b) The Purchase Agreement is hereby further amended by replacing
Schedule II attached thereto with Annex A hereto.

         Section 3.       Amendments to the Distributor Undertaking.

         (a) Section 3.01 of the Distributor Undertaking is hereby amended by replacing the period at the end of Section 3.01(x) with "; and" and by adding the following new section at the end of Section 3.01:

         "(y) maintain its net capital (as defined by GAAP) at such levels as are required by Applicable Law;"

         (b) Section 3.02 of the Distributor Undertaking is hereby amended by replacing Section 3.02(g) with the following language:

         "(g) [Intentionally omitted];"

         Section 4.       Addition of Additional Funds.

         On and as of the Amendment Effective Date, (i) AIM Blue Chip Fund and AIM Capital Development Fund (each an "Additional Fund"), each a series of AIM Equity Funds, Inc., shall each become a "Fund" under and for all purposes of the Purchase Agreement, the Servicing Agreement, the Transfer Agreement, the Advisor Undertaking, the Distributor Undertaking and the other Program Documents, (ii) the Servicing Agreement, the Advisor Undertaking, the Distributor Undertaking and the other Program Documents shall be deemed to be supplemented to reflect the addition of such Additional Funds, (iii) Annexes B, C, D and E to this Amendment shall be deemed to be made a part of Exhibits C and D to the Purchase Agreement and Exhibits A and B to the Advisor Undertaking, respectively, and (iv) any reference in the Purchase Agreement and the Advisor Undertaking to the effectiveness on the date of the Purchase Agreement of, or any change or modification since the date of the Purchase Agreement of, or any change or modification since the date of the Purchase Agreement to the Underwriting Agreement, the Distribution Plan, the Advisory Agreement, the Prospectus, the Contingent Deferred Sales Charge arrangement or Fundamental Investment Objectives and Policies in respect of any Additional Fund shall be deemed to refer to the effectiveness thereof on, and any change or modification thereof since, the Amendment Effective Date.

         Section 5.       Conditions Precedent to Effectiveness of this
Amendment.

         The occurrence of the Amendment Effective Date shall be subject to the fulfillment of each of the following conditions precedent:

         (a) this Amendment shall have been duly executed by the parties hereto and shall be in full force and effect, and the Program Agent shall have received a fully executed copy of this Amendment;

         (b) immediately after giving effect to this Amendment, there shall exist no Event of Termination (or event which, with the passage of time or notice, or both, would constitute an Event of Termination);

         (c) the Program Agent shall have received such opinions of counsel as it shall have reasonably requested each dated reasonably near the Amendment Effective Date and in form, scope and substance reasonably satisfactory to the Program Agent;

         (d) the Underwriting Agreement, the Distribution Plan and the Prospectus relating to each Additional Fund in the forms of Annex B, Annex C and Annex D hereto, shall be in full force and effect;

         (e) the Program Agent shall have received time stamped receipt copies of the UCC-3 amendments to financing statements originally filed in respect of the Receivables relating to each Fund pursuant to the Purchase Agreement in order to perfect the ownership interest of the Purchaser in the Purchased Receivables relating to each Additional Fund;

         (f) the Program Agent shall have received certified copies of requests for information (Form UCC-11) (or a similar search report certified by a party acceptable to the Program Agent), dated reasonably near the Amendment Effective Date, listing all effective financing statements (including those referred to in Section 5(e) above which name the Distributor or the Seller (under their present names or any previous names), as debtor and which are filed in the jurisdictions in which filings were required to be made pursuant to Section 5(e) above, together with copies of such financing statements (none of which, except for the financing statements referred to in Section 5(e) above, shall indicate any Adverse Claim on any Receivables relating to the Additional
Fund); and

         (g) the Irrevocable Payment Instruction relating to AIM Equity Funds, Inc. shall have been amended to reflect the addition of the Additional Funds and such Irrevocable Payment Instruction as so amended shall be in full force and effect.

         Section 6.       Execution in Counterparts.

         This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, when taken together, shall constitute but one and the same amendment.

         Section 7.       Governing Law.

         THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 8.       Severability of Provisions.

         Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 9.       Captions.

         The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                                        A I M MANAGEMENT GROUP INC., as
                                        Seller and Servicer



                                        By: /s/ ROBERT H. GRAHAM
                                           ----------------------
                                            Authorized Signatory




                                        A I M DISTRIBUTORS, INC.



                                        By: /s/ ROBERT H. GRAHAM
                                           ----------------------
                                            Authorized Signatory




                                        CITIBANK, N.A.,
                                          as Purchaser



                                        By: /s/ ARTHUR B. BOVINO
                                           ----------------------
                                            Authorized Signatory




                                        CITICORP NORTH AMERICA, INC.,
                                          as Program Agent



                                        By: /s/ ARTHUR B. BOVINO
                                           ----------------------
                                            Authorized Signatory

Consented and Agreed to
as of the Date First
Written Above:

A I M ADVISORS, INC.


By: /s/ ROBERT H. GRAHAM
   ----------------------
    Authorized Signatory



CITIBANK, N.A.,
  as Administrative Agent


By: /s/ ARTHUR B. BOVINO
   ----------------------
    Authorized Signatory

                               SCHEDULE II                               ANNEX A


COMPANY:  AIM FUNDS GROUP
-------

                                       SHARES           PURCHASE PRICE
     FUNDS                         Class B Shares         PERCENTAGE
     -----                         --------------       --------------
1.   AIM Balanced Fund                Class B                4.00%

2.   AIM Intermediate
       Government Fund                Class B                4.00%

3.   AIM Growth Fund                  Class B                4.00%

4.   AIM High Yield Fund              Class B                4.00%

5.   AIM Income Fund                  Class B                4.00%

6.   AIM Money Market Fund            Class B                4.00%

7.   AIM Municipal Bond Fund          Class B                4.00%

8.   AIM Global Utilities Fund        Class B                4.00%

9.   AIM Value Fund                   Class B                4.00%


COMPANY: AIM INTERNATIONAL FUNDS, INC.

                                       SHARES           PURCHASE PRICE
     FUNDS                         CLASS B SHARES         PERCENTAGE
     -----                         --------------       --------------
1.   AIM International Equity         Class B                4.00%
       Fund

2.   AIM Global Aggressive            Class B                4.00%
       Growth Fund

3.   AIM Global Growth Fund           Class B                4.00%

4.   AIM Global Income Fund           Class B                4.00%


COMPANY: AIM EQUITY FUNDS, INC.

                                       SHARES           PURCHASE PRICE
     FUNDS                         CLASS B SHARES         PERCENTAGE
     -----                         --------------       --------------
1.   AIM Charter Fund                 Class B                4.00%

2.   AIM Weingarten Fund              Class B                4.00%

3.   AIM Blue Chip                    Class B                4.00%

4.   AIM Capital Development Fund     Class B                4.00%